UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 26, 2019

_______________________________

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 The American Road

Morris Plains, New Jersey 07950

(Address of Principal Executive Offices) (Zip Code)

(973) 605-8200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	IMMU	Nasdaq Stock Market LLC

Item 8.01. Other Events.

On December 26, 2019, Immunomedics, Inc. (the “Company”), a Delaware corporation, issued a press release announcing that the U.S. Food and Drug Administration has accepted for filing the Company’s resubmission of its Biologics License Application seeking accelerated approval of sacituzumab govitecan for the treatment of patients with metastatic triple-negative breast cancer who have received at least two prior therapies for metastatic disease. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit No.	Exhibit
99.1	Press Release of Immunomedics, Inc. dated December 26, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

Date: December 26, 2019	By:	/s/ Usama Malik
Name: Usama Malik
Title: Chief Financial Officer